UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

ME RENEWABLE POWER CORPORATION
(Name of small business issuer in its charter)
Nevada	30-8045224
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Vista del yaque # 13 la charcas Santiago, Dominican Republic (Address of principal executive offices)

(315) 701-1031 (Issuer’s telephone number)
Title of each class to be so registered	Name of each exchange on which registered:
Common Stock, $0.001	OTC Pink

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ X ]

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001

(Title of class)

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Incorporation by reference to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 23, 2015.

Item 2. Exhibits.

None

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized on June 19, 2020.

ME RENEWABLE POWER CORPORATION

By: /s/ Karina G. Peralta

Karina G. Peralta

President

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